UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2010

THE DEWEY ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer  Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act
__Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act
__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act







ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS


On December 9, 2010, at the Company's annual meeting of shareholders, the following five directors were elected to serve for the ensuing year. Set forth below are the number of votes cast for, or withheld with respect to, each such person (who were the Company's nominees for directors):

Name                        For              Withheld

John H.D. Dewey             866,461          18,616
James M. Link               883,083           1,994
John B. Rhodes              869,383          15,694
Nathaniel Roberts           883,066           2,011
Ronald Tassello             869,383          15,694






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date:  December  10, 2010       /s/ John H.D. Dewey
                                John H. D. Dewey
                                President and Chief Executive Officer